EX-o.2

                                  PHOENIX FUNDS
                                  (the "Funds")

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Directors/Trustees of the Funds on November 19, 1997, is hereby amended as follows:

     The Board of Directors/Trustees has granted authority for the following additional Funds to issue Class C Shares:

                  Phoenix Income and Growth Fund
                  Phoenix Multi-Portfolio Fund: Phoenix International Fund Phoenix Worldwide Opportunities Fund

     Accordingly, Schedule A is amended as attached hereto.

     This Amendment was approved by the Board of Directors/Trustees a a meeting held on August 26, 1998.

                                                     /s/ Thomas N. Steenburg
                                                         ----------------------
                                                         Assistant Secretary

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                                   SCHEDULE A

                                                                        Class A     Class B      Class C       Class M
                                                                        -------     -------      -------       -------
PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.                                   X            X            --           --

PHOENIX EQUITY SERIES FUND:
         PHOENIX CORE EQUITY FUND                                           X            X            X            X
         PHOENIX GROWTH AND INCOME FUND                                     X            X            X            X

PHOENIX INCOME AND GROWTH FUND                                              X            X            X            --

PHOENIX INVESTMENT TRUST 97:
         PHOENIX SMALL CAP VALUE FUND                                       X            X            X            X
         PHOENIX VALUE EQUITY FUND                                          X            X            X            X

PHOENIX MULTI-PORTFOLIO FUND:
         EMERGING MARKETS BOND PORTFOLIO                                    X            X            X            X
         INTERNATIONAL PORTFOLIO                                            X            X            X            --
         MID CAP PORTFOLIO                                                  X            X            --           --
         REAL ESTATE SECURITIES PORTFOLIO                                   X            X            --           --
         STRATEGIC INCOME PORTFOLIO                                         X            X            X            X
         TAX-EXEMPT BOND PORTFOLIO                                          X            X            --           --

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.                                X            X            X            X

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND                                   X            X            X            --

PHOENIX SERIES FUND:
         AGGRESSIVE GROWTH FUND SERIES                                      X            X            --           --
         BALANCED FUND SERIES                                               X            X            --           --
         CONVERTIBLE FUND SERIES                                            X            X            --           --
         GROWTH FUND SERIES                                                 X            X            --           --
         HIGH YIELD FUND SERIES                                             X            X            X            X
         MONEY MARKET FUND SERIES                                           X            X            X            X
         U.S. GOVERNMENT SECURITIES FUND SERIES                             X            X            --           --

PHOENIX STRATEGIC EQUITY SERIES FUND:
         EQUITY OPPORTUNITIES FUND                                          X            X            --           --
         MICRO CAP FUND                                                     X            X            --           --
         SMALL CAP FUND                                                     X            X            --           --
         STRATEGIC THEME FUND                                               X            X            X            X

PHOENIX STRATEGIC ALLOCATION FUND, INC.                                     X            X            --           --

PHOENIX WORLDWIDE OPPORTUNITIES FUND                                        X            X            X            --